WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 22, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION,

DATED AUGUST 30, 2013, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

The following paragraph is added to the end of the section titled “Other Information” for Western Asset Macro Opportunities Fund:

Books and Records

Books and records that are required to be maintained by the fund’s commodity pool operator with respect to the fund in accordance with applicable CFTC recordkeeping requirements may be kept at the following locations:

Fund’s Custodian: State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 20111.

Fund’s Transfer Agent: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169.

Please retain this supplement for future reference.

WASX015998